EXHIBIT 99.1

Brookline Bancorp, Inc. Announces Receipt of Regulatory Approvals for the Acquisition of PCSB Financial Corporation

BOSTON, Dec. 29, 2022 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (“Brookline”) today announced that it has received the requisite regulatory approvals from the Board of Governors of the Federal Reserve System, New York State Department of Financial Services and Massachusetts Board of Bank Incorporation necessary to complete its acquisition of PCSB Financial Corporation (NASDAQ: PCSB) (“PCSB”). Brookline and PCSB anticipate closing the transaction on January 1, 2023, subject to the satisfaction of customary closing conditions.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with approximately $8.7 billion in assets and branch locations in eastern Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank and Bank Rhode Island. The Company provides commercial and retail banking services and cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, and www.bankri.com.

FORWARD-LOOKING STATEMENTS

Certain of the statements made in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Brookline Bancorp Inc. (“Brookline”) or PCSB Financial Corporation (“PCSB”) of the proposed merger, Brookline’s and PCSB’s future financial and operating results and their respective plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Brookline and PCSB to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk that the cost savings and any revenue synergies from the proposed merger may not be realized or take longer than anticipated to be realized, (2) the risk that the cost savings and any revenue synergies from recently completed mergers may not be realized or may take longer than anticipated to realize, (3) disruption from the proposed merger, or recently completed mergers, with customer, supplier, or employee relationships, (4) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, (5) the possibility that the amount of the costs, fees, expenses, and charges related to the merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (6) the failure of the conditions to the merger to be satisfied, (7) the risk of successful integration of the two companies’ businesses, including the risk that the integration of PCSB’s operations with those of Brookline will be materially delayed or will be more costly or difficult than expected, (8) the risk of expansion into new geographic or product markets, (9) reputational risk and the reaction of the parties’ customers to the merger, (10) the risk of potential litigation or regulatory action related to the merger, (11) the dilution caused by Brookline’s issuance of additional shares of its common stock in the merger, and (12) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Brookline’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, or PCSB’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Brookline and PCSB disclaim any obligation to update or revise any forward-looking statements contained in this press release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

INVESTOR CONTACT:

Contact:
Carl M. Carlson
Brookline Bancorp, Inc.
Co-President, Chief Financial and Strategy Officer
(617) 425-5331
ccarlson@brkl.com